SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549




                                   FORM 8-K

                                CURRENT REPORT




                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934




      Date of Report (Date of earliest event reported):  October 26, 1995



                         AMERICAN GENERAL CORPORATION
            (Exact name of registrant as specified in its charter)



           Texas                 1-7981               74-0483432
      (State or other        (Commission File         (IRS Employer
      jurisdiction of            Number)              Identification
      incorporation)                                    Number)


               2929 Allen Parkway, Houston, Texas         77019
           (Address of principal executive offices)      (Zip Code)




     Registrant's telephone number, including area code:   (713) 522-1111

Item 5.     Other Events.

            American General Corporation issued a press release on October 26, 1995 announcing the adoption by the company's Board of Directors of a plan of succession for the office of the chairman. Under the plan, Robert M. Devlin will succeed CEO Harold S. Hook in October 1996 and Mr. Hook will continue as chairman until the annual shareholders' meeting in 1997. In connection with the plan, the board also announced that Mr Devlin was named president, replacing James R. Tuerff who has taken early retirement and that Jon P. Newton as named vice chairman and director and will continue as the company's general counsel.


Item 7.     Financial Statements and Exhibits.

      (c)   Exhibits.

            Exhibit Number

            99 News release issued by American General Corporation on October 26, 1995.




                                   SIGNATURE


            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    AMERICAN GENERAL CORPORATION



Dated:  October 26, 1995            By:   /s/ JON P. NEWTON
                                          Jon P. Newton
                                          Vice Chairman and General Counsel


















                                 EXHIBIT INDEX



Exhibit
Number                              Description


  99 News release issued by American General Corporation on October 26, 1995.